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Exhibit 99.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        In connection with the Quarterly Report of Southwestern Water Exploration Co. ("SWWE") on Form 10-QSB for the nine months ended December 31, 2001 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, Steven B. Misner, chairman and chief executive officer of SWWE, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

        (1)  the Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

        (2)  the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of SWWE.

/s/ STEVEN B. MISNER Steven B. Misner Chairman and Chief Executive Officer
August 17, 2002

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  Exhibit 99.1
CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002